Exhibit 99.1

Robert M. Holster, CEO
Walter D. Hosp, CFO

Contact:

Christine Rogers

crogers@hms.com

212.857.5986

NASDAQ: HMSY

Safe Harbor Statement

Certain statements in this presentation constitute “forward-looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995 (the “Reform Act ”). Such forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results, performance, or achievements of HMSY, or industry results, to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. The important factors that could cause actual results to differ materially from those indicated
by such forward-looking statements include, but are not limited to (i) the information being of a preliminary nature and therefore subject to further adjustment; (ii) the uncertainties of litigation; (iii) HMSY’s dependence on significant customers; (iv) changing conditions in the healthcare industry which could simplify the reimbursement process and adversely affect HMSY ’s business; (v) government regulatory and political pressures which could reduce the rate of growth of healthcare expenditures and/or discourage the assertion of claims for reimbursement against and delay the ultimate receipt of payment from third party payors; (vi) competitive actions by other companies, including the development by competitors of new or superior services or products or the entry into the market of new competitors; (vii)
all the risks inherent in the development, introduction, and implementation of new products and services; and (viii) other risk factors described from time to time in HMSY’s filings with the SEC, including HMSY’s Form 10-K for the year ended
December 31, 2007.  HMSY assumes no responsibility to update the forward-looking statements contained in this release as a result of new information, future events or otherwise. When/if used in this presentation, the words “ focus, ” “ believe, ”
“ confident, ” “ anticipate, ” “ expected, ” “ strong, ” “ potential, ” and similar expressions are intended to identify forward-
looking statements, and the above described risks inherent therein.

What We Do

We provide cost management services for government healthcare programs

We help ensure that claims are paid correctly and by the
responsible party.

As a result, our clients spend more of their healthcare dollars on the people entitled to them.

Who We Serve

State Programs

Medicaid, including Medicaid managed care

SCHIP (State Children’s Health Insurance Program)

Child Support Agencies

State Pharmacy Assistance Programs

Federal Programs

Centers for Medicare and Medicaid Services

Medicare Advantage plans

Veterans Administration

The Opportunity:
Overlapping Benefits

Sources: CBO Report, CMS/Kaiser, Kaiser/Urban, CMS, Kaiser, VHA, HHS, Administration for Children and Families

Coordination of Benefits

6

Claim

Payment

Patient

Hospital

Medicaid

HMS
PROCESS

Claim &
Beneficiary
Data

Data
from 280
Insurers

Carrier

$

2008 Revenue Mix

Client States

Boston

New York

Columbus

Washington, DC

Boston

Harrisburg

Trenton

New York

Austin

Boise

Charleston

Dallas

Des Moines

Phoenix

Anchorage

Albany

Los Angeles

Atlanta

Raleigh

Reno

Sacramento

Charlotte

Tallahassee

Denver

HMS Office

HMS Client

Nashville

Topeka

Santa Fe

MCO Growth

New Business Q2 To Date

State Government

Massachusetts Connector Cost Avoidance

Oklahoma Extension

Louisiana Re-procurement

Managed Care

NEW PLANS

Coventry (400,000 lives)

EXPANSIONS

Wellcare Pharmacy COB

CareSource Clinical Review

Keystone Mercy Health Plan Pharmacy Recoveries

Child Support Services

New Mexico Child Support Enforcement Customer Service

2008 Guidance

Barack Obama

Democratic Senator
from Illinois

John McCain

Republican Senator from
Arizona

Candidate Healthcare Programs

* Jonathan Gruber of M.I.T, 2008 report / Kaiser Report.

Will require all children to have health insurance

Aims for universal coverage and plan portability

Will expand Medicaid and State Children’s Health
Insurance Programs

Will pay for expansion by rolling back Bush's tax
cuts for households earning over $250,000

Estimated cost: $50 billion to $102 billion per year*

Pledges subsidies for low-income people.

Will prohibit insurance companies from denying
coverage to or overcharging the chronically ill

Calls for free-market, consumer-based system

Stresses consumer responsibility and insurance portability

Opposes mandates and claims universal healthcare is
possible without a tax increase

Proposes $2,500 and $5,000 tax credits for the purchase of
health insurance

Will eliminate the tax exemption on employer-based
coverage

Pledges to increase competition among pharmaceutical
companies to reduce costs

Encourages states to expand use of private insurance in
Medicaid

State Budgets – Under pressure with
growing Medicaid expenditures

“States expect continued expenditure pressures from a variety of sources, including health care and Medicaid, employee pensions and infrastructure. In addition, because states historically have continued to feel the impact of national economic downturns even after recovery begins, states could face even more difficult financial conditions in fiscal 2009 and beyond.”

“States’ largest expenditure for fiscal 2008 was health care, which accounts for nearly one-third of total state spending. Medicaid alone comprises about 22 percent of total state spending. With a projected growth rate of 8 percent annually through fiscal 2018, health care spending will continue to strain state budgets. Meanwhile, about half of governors included proposals to expand health care coverage for the uninsured in their proposed fiscal 2009 budgets.
Approaches include using traditional Medicaid expansion and flexibilities offered under the Deficit Reduction Act, expanding the State Children’s Health Insurance
Program, and using public-private partnerships to increase coverage.”

Source: “States Experience Tighter Fiscal Conditions as National Economy Continues Decline” - National
Governors Association (NGA) and the National Association of State Budget Officers (NASBO) The Fiscal
Survey of States dated June 2008.

2009 Drivers

Environmental considerations

Economic slow-down; unemployment

State government fiscal stress

Healthcare cost inflation

Political change, pressure for healthcare “Reform”

Shift from fee-for-service to managed care

Increased competition

Increased reliance on “Program Integrity” as a cost control measure

HMS strategies

Grow Medicaid MCO lives under contract

Expand Program Integrity tool kit

Provide additional services to FFS, MCO and MSE customers

NASDAQ: HMSY